UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 1, 2006

SERVICES ACQUISITION CORP. INTERNATIONAL
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-32552	20-2122262
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

401 EAST OLAS BOULEVARD, SUITE 1140
FORT LAUDERDALE, FLORIDA 33301
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 713-1165

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Services Acquisition Corp. International (the ‘‘Company’’) is filing this Amendment No. 2 to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on August 3, 2006 (the ‘‘Form 8-K’’), for the purpose of clarifying when management of the Company concluded that the Company's financial statements should no longer be relied on as previously disclosed under Item 4.02 of the Form 8-K. Item 4.02 has been amended and restated in its entirety as set forth below.

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As a result of comments received from the staff (the ‘‘Staff’’) of the Securities and Exchange Commission (the ‘‘Commission’’) in connection with its review of the Company's preliminary proxy statement which was initially filed with the Commission on March 29, 2006 (the ‘‘Proxy’’), and after several discussions with the Commission and the Company's auditors, the Company determined on August 1, 2006 that its previously issued financial statements should no longer be relied on and that a restatement of the Company's previously reported financial information was required after further considering the application of EITF 00-19, ‘‘Accounting For Derivative Financial Instruments Indexed to, and Potentially settled in, a Company's Own Stock’’ to determine whether there were any embedded derivative instruments in the warrants to purchase common stock associated with the units sold at the initial public offering of the Company. The Company's financial results for the fiscal year ended December 31, 2005 and for the interim periods ended September 30, 2005 and March 31, 2006 will be restated to reflect additional non-operating gains and losses related to the classification of and accounting for the warrants described above, and the Company's previously filed financial results should not be relied upon. The Company has determined that these warrants should have been classified as derivative liabilities and therefore, the fair value of each warrant must be recorded as a derivative liability on the Company's balance sheet. Changes in the fair values of these instruments will result in adjustments to the amount of the recorded derivative liabilities and the corresponding gain or loss will be recorded in the Company's statement of operations. The loss reflected in the restated financials is (1) a non-cash, non-operational item; (2) results from market volatility of SACI's stock; and (3) the requirement that outstanding warrants be marked to market. The Company believes that these restatements will have no affect on the Company's ability to consummate the currently contemplated merger with Jamba Juice Company.

The authorized officers of the Company have discussed with Rothstein, Kass & Company, P.C., the Company's independent registered public accounting firm (‘‘RKC’’), the matters disclosed in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICES ACQUISITION CORP. INTERNATIONAL

Dated: November 7, 2006

/s/ Steven R. Berrard Steven R. Berrard Chief Executive Officer